The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

CENTEX HOME EQUITY LOAN TRUST 2005-B

01/31/05 ACTUAL BALANCES

Fixed/Arm:	Fixed Rate

Total Current Balance:	30,956,359
Total Original Balance:	30,979,123

Number Of Loans:	617

			Minimum	Maximum
Average Current Balance:	$50,172.38		$24,608.55	$232,000.00
Average Original Balance:	$50,209.28		$25,000.00	$232,000.00
Average Appraisal Value:	$332,409.65		$51,000.00	$1,150,000.00
Average Purchase Price:	$545,000.00		$0.00	$545,000.00
Average Collateral Value:	$332,401.55		$51,000.00	$1,150,000.00

Weighted Average Gross Coupon:	10.267%		6.750	14.500%

Weighted Average Gross Margin:	0.000%		0.000	0.000%
Weighted Average Initial Rate Cap:	0.000%		0.000	0.000%
Weighted Average Period Rate Cap:	0.000%		0.000	0.000%
Weighted Average Minimum Rate:	0.000%		0.000	0.000%
Weighted Average Maximum Rate:	0.000%		0.000	0.000%

Weighted Average Initial Reset Frequency:	0	months	0	0	months
Weighted Average Reset Frequency:	0	months	0	0	months
Weighted Average Next Reset:	0.00	months	0.00	0.00	months

Weighted Average Combined Orig Ltv:	74.39%		23.04	100.00%

Weighted Average Fico Score:	601		500	792

Weighted Average Back-End Ratio:	40.45%		5.69	62.63%

Weighted Average Orig Amort Term:	312.73	months	60.00	360.00	months
Weighted Average Original Term:	308.44	months	60.00	360.00	months
Weighted Average Remaining Term:	307.98	months	59.00	360.00	months
Weighted Average Seasoning:	0.45	months	0.00	6.00	months

Weighted Average Prepay Term:	34.82	months	0.00	60.00	months

Top State Concentrations ($):	38.39 % California, 8.69 % Florida, 6.99 % New Jersey
Maximum Zip Code Concentration ($):	0.75% 02882 (Galilee, RI)

First Pay Date:			Aug 26, 2004	Mar 15, 2005
Paid To Date:			Dec 17, 2004	Jan 31, 2005
Mature Date:			Dec 01, 2009	Feb 15, 2035
1St Rate Adj Date:			NULL	NULL
Next Rate Adj Date:			NULL	NULL

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fixed Rate	608	30,217,963.15	97.61
Fixed Rate Balloon	9	738,395.90	2.39
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DELINQUENCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
01:Current	617	30,956,359.05	100.00
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fixed Rate	608	30,217,963.15	97.61
Fixed Rate Balloon	9	738,395.90	2.39
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIXED/ARM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fixed Rate	617	30,956,359.05	100.00
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Silent Second	617	30,956,359.05	100.00
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
25,000 - 50,000	411	14,335,860.76	46.31
50,001 - 100,000	169	11,501,194.78	37.15
100,001 - 150,000	27	3,202,806.32	10.35
150,001 - 200,000	6	1,036,216.41	3.35
200,001 - 232,000	4	880,280.78	2.84
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
24,609 - 50,000	414	14,485,602.74	46.79
50,001 - 100,000	166	11,351,452.80	36.67
100,001 - 150,000	27	3,202,806.32	10.35
150,001 - 200,000	6	1,036,216.41	3.35
200,001 - 232,000	4	880,280.78	2.84
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
6.750 - 7.000	1	144,600.00	0.47
7.001 - 7.500	3	183,783.47	0.59
7.501 - 8.000	12	876,408.53	2.83
8.001 - 8.500	27	1,703,138.07	5.50
8.501 - 9.000	56	4,335,889.88	14.01
9.001 - 9.500	60	3,820,644.71	12.34
9.501 - 10.000	73	3,624,958.00	11.71
10.001 - 10.500	62	2,731,272.44	8.82
10.501 - 11.000	112	5,122,326.67	16.55
11.001 - 11.500	54	2,474,573.71	7.99
11.501 - 12.000	67	2,778,958.94	8.98
12.001 - 12.500	43	1,568,006.55	5.07
12.501 - 13.000	26	885,493.58	2.86
13.001 - 13.500	8	291,362.37	0.94
13.501 - 14.000	11	364,942.13	1.18
14.001 - 14.500	2	50,000.00	0.16
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
60	6	237,921.90	0.77
72	1	45,000.00	0.15
84	2	56,500.00	0.18
120	19	735,021.71	2.37
132	1	29,093.53	0.09
156	1	51,350.00	0.17
180	78	3,743,567.17	12.09
240	121	5,174,664.98	16.72
300	3	133,500.00	0.43
360	385	20,749,739.76	67.03
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
59 - 60	6	237,921.90	0.77
61 - 120	22	836,521.71	2.70
121 - 180	80	3,824,010.70	12.35
181 - 240	121	5,174,664.98	16.72
241 - 300	3	133,500.00	0.43
301 - 360	385	20,749,739.76	67.03
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	373	18,953,334.56	61.23
1 - 6	244	12,003,024.49	38.77
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMBINED ORIG LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
23.04 - 25.00	1	49,989.32	0.16
25.01 - 30.00	2	114,978.55	0.37
30.01 - 35.00	5	233,700.38	0.75
35.01 - 40.00	4	181,659.28	0.59
40.01 - 45.00	4	212,441.29	0.69
45.01 - 50.00	13	596,919.09	1.93
50.01 - 55.00	21	1,071,439.03	3.46
55.01 - 60.00	30	1,404,604.66	4.54
60.01 - 65.00	42	2,206,610.74	7.13
65.01 - 70.00	57	2,617,589.18	8.46
70.01 - 75.00	84	4,493,717.97	14.52
75.01 - 80.00	121	5,520,124.11	17.83
80.01 - 85.00	118	6,371,458.87	20.58
85.01 - 90.00	108	5,343,473.92	17.26
90.01 - 95.00	2	151,236.00	0.49
95.01 - 100.00	5	386,416.66	1.25
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BACK-END RATIO:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.69 - 10.00	2	64,000.00	0.21
10.01 - 15.00	8	256,553.95	0.83
15.01 - 20.00	7	463,703.72	1.50
20.01 - 25.00	30	1,255,778.07	4.06
25.01 - 30.00	51	2,740,947.85	8.85
30.01 - 35.00	58	2,851,441.31	9.21
35.01 - 40.00	99	4,406,567.17	14.23
40.01 - 45.00	159	7,795,329.17	25.18
45.01 - 50.00	135	7,124,958.10	23.02
50.01 - 55.00	62	3,693,269.22	11.93
55.01 - 60.00	5	278,253.20	0.90
60.01 - 62.63	1	25,557.29	0.08
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
500 - 500	5	162,084.92	0.52
501 - 525	48	2,039,861.62	6.59
526 - 550	80	3,472,036.42	11.22
551 - 575	93	4,922,776.92	15.90
576 - 600	110	5,208,703.57	16.83
601 - 625	93	4,778,417.51	15.44
626 - 650	94	5,078,840.33	16.41
651 - 675	49	2,782,734.57	8.99
676 - 700	27	1,591,809.32	5.14
701 - 725	7	427,723.01	1.38
726 - 750	5	284,283.66	0.92
751 - 775	4	113,998.01	0.37
776 - 792	2	93,089.19	0.30
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Prepayment Penalty	319	16,880,733.44	54.53
No Prepayment Penalty	298	14,075,625.61	45.47
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OPREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	298	14,075,625.61	45.47
12	10	734,198.59	2.37
24	6	415,720.67	1.34
36	301	15,621,968.98	50.46
60	2	108,845.20	0.35
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	476	24,009,535.90	77.56
PUD	93	4,866,646.27	15.72
Condominium	32	1,509,794.58	4.88
Townhouse	9	263,450.92	0.85
Two-Four Family	4	177,285.00	0.57
Manufactured Housing	3	129,646.38	0.42
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN POSITION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Second Lien	617	30,956,359.05	100.00
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BALLOON FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fully Amortizing	608	30,217,963.15	97.61
Balloon	9	738,395.90	2.39
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N	617	30,956,359.05	100.00
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	617	30,956,359.05	100.00
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	599	29,519,339.21	95.36
Rate/Term Refinance	17	1,328,068.16	4.29
Purchase	1	108,951.68	0.35
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	609	30,602,427.16	98.86
Investor	5	230,392.02	0.74
Second Home	3	123,539.87	0.40
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	591	29,314,649.07	94.70
Limited Documentation	26	1,641,709.98	5.30
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
A	500	25,928,270.25	83.76
B	92	3,937,774.90	12.72
C	25	1,090,313.90	3.52
Total	617	30,956,359.05	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	7	246,779.48	0.80
California	208	11,885,234.35	38.39
Connecticut	9	482,852.29	1.56
Delaware	7	333,968.60	1.08
Florida	57	2,688,907.42	8.69
Georgia	12	499,921.75	1.61
Idaho	2	217,000.00	0.70
Illinois	2	135,824.84	0.44
Indiana	1	34,120.10	0.11
Iowa	2	77,880.72	0.25
Kansas	1	24,608.55	0.08
Kentucky	7	197,715.99	0.64
Louisiana	3	85,593.53	0.28
Maryland	32	1,549,699.78	5.01
Massachusetts	17	995,370.42	3.22
Michigan	6	165,672.13	0.54
Minnesota	2	68,488.51	0.22
Missouri	4	325,796.86	1.05
Nevada	22	924,751.44	2.99
New Hampshire	6	238,187.51	0.77
New Jersey	42	2,164,067.18	6.99
New Mexico	1	31,988.34	0.10
New York	33	1,591,836.48	5.14
North Carolina	2	73,618.25	0.24
Ohio	3	85,633.59	0.28
Oklahoma	2	75,578.30	0.24
Oregon	3	121,264.44	0.39
Pennsylvania	21	992,157.53	3.21
Rhode Island	5	413,000.00	1.33
South Carolina	2	56,021.66	0.18
Tennessee	1	35,000.00	0.11
Texas	42	2,031,836.79	6.56
Utah	2	80,000.00	0.26
Vermont	2	60,000.00	0.19
Virginia	23	1,023,308.31	3.31
Washington	17	649,345.89	2.10
West Virginia	1	30,599.10	0.10
Wisconsin	6	203,765.18	0.66
Wyoming	2	58,963.74	0.19
Total	617	30,956,359.05	100.00